                                                                   Exhibit 10.76

                 Void after 5:00 pm. local Dallas, Texas Time,

                              on October 31, 2002

              Warrant to Purchase 500,000 Shares of Common Stock



THIS WARRANT AND THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT (collectively, the "Securities") HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (the "Act") AND THE WARRANTS MAY NOT BE EXERCISED IN THE UNITED STATES BY A "U.S. PERSON" (as defined in Section (j) hereof) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION UNDER THE ACT IS APPLICABLE OR AS OTHERWISE PROVIDED IN REGULATION S PROMULGATED UNDER SUCH ACT. IN ADDITION, FROM THE DATE HEREOF UNTIL NOVEMBER 1, 1997 (THE "RESTRICTIVE PERIOD"), NO OFFERS OR SALES OR TRANSFERS (INCLUDING INTERESTS THEREIN) MAY BE MADE OF ANY OF THE SECURITIES IN THE UNITED STATES OR TO A U.S. PERSON OR FOR THE ACCOUNT AND BENEFIT OF A U.S. PERSON, EXCEPT AS PERMITTED BY REGULATION S, UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR EXEMPTION FROM SUCH REGISTRATION UNDER THE ACT IS APPLICABLE.



                 --------------------------------------------



                       WARRANT TO PURCHASE COMMON STOCK

                                      OF

                             POLYPHASE CORPORATION

                             a Nevada corporation

     This is to certify that, FOR VALUE RECEIVED, Black Sea Investments, Ltd. or assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Polyphase Corporation, a Nevada corporation (herein called the "Company" or the "Issuer"), Five Hundred Thousand (500,000) fully paid, validly issued and non-assessable Shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") at any time from and after the Restrictive Period through and including September 30, 2002 ("Exercise Period"). The Warrant Exercise Price shall be $1.50 for each share of Common Stock of the Company.
The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable

                                       1
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upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common
Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

     (a) Exercise of Warrant.  This Warrant may be exercised in whole or in part
         -------------------
at any time during the Exercise Period, and during the Exercise Period the Holder shall have the right to exercise this Warrant into the kind and amount of shares of Common Stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. This Warrant, subject to the provisions hereof, may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the Warrant, but not later than three (3) business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. The Common Stock, and any Warrant(s) issued in exchange for this Warrant, shall be issued without any restrictive legends and shall be freely transferable on the books and records of the Issuer and its Transfer Agent. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise and accompanied by payment of the Exercise Price, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then by physically delivered to the Holder.

     In lieu of exercising this Warrant in the manner provided above, the Holder may elect to receive Shares of Common Stock equal to the value of the Warrant held by it (or the portion thereof being canceled) by surrender of the Warrant at the offices of the Company, together with notice of net exercise in which event the Company shall issue to such Holder a number of Warrant Shares computed using the following formula:

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          X =  Y (A-B)
               -------
                  A

Where

          X = The number of Warrant Shares to be issued to the Holder.

          Y = The number of Warrant Shares purchasable under the Warrant being exercised (at the date of such calculation).

          A = The "current market value" of one share of the Company's Common Stock (at the date of such calculation and as determined under section (c) below).

          B =  The Exercise Price (as adjusted to the date of such calculation).

In the event any dispute shall arise between the exercising Holder and the Company regarding the "current market value" of the Common Stock, such current market value shall be determined by a "Qualified Appraiser" reasonably acceptable to the exercising Holder (the cost of the engagement of such Qualified Appraiser to be borne by the Company). For the purposes of the foregoing, a "Qualified Appraiser" means an investment banking firm of recognized national standing.

     Notwithstanding the above, except as otherwise provided in Regulation S adopted under the United States Securities Act of 1933 (the "Act"),

          (1) This Warrant may not be exercised by a "U.S. person" (as defined in Section (j)(2) hereof);

          (2) This Warrant may not be exercised within the United States and the shares of Common Stock issued upon exercise of this Warrant may not be delivered upon such exercise within the United States; and

          (3) The person exercising this Warrant must either (i) certify to the Company in writing that he is not a "U.S. person" (as defined in Section (j)(2) hereof) and is not exercising this Warrant on behalf of a U.S. person (as defined in Section (j)(2) hereof) or (ii) deliver an opinion of counsel that this Warrant and the underlying Common Stock have been registered under the Act or are exempt from registration under the Act.

     (b) Reservation of Shares.  The Company shall at all times
         ---------------------
reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrant.

     (c)  Fractional Shares.  No fractional shares or script representing
          -----------------
fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the "current market value" of a share, determined as follows:

          (1) If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the common stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system; or

          (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

          (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant and shall be determined by a "Qualified Appraiser" reasonably acceptable to the exercising Holder (the cost of the engagement of such Qualified Appraiser to be borne by the Company.)

     (d)   Exchange, Transfer, Assignment or Loss of Warrant.  This Warrant is
           -------------------------------------------------
exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. The term "Warrant" as used herein includes any Warrants into which this

Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

     (e)  Rights of the Holder.  The Holder shall not, by virtue hereof, be
          --------------------
entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

     (f)  Anti-Dilution Provisions.  The Exercise Price in effect at any time
          ------------------------
and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

          (1) In case the Company shall (i) declare a stock dividend or make a distribution on its outstanding shares of common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding share of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

          (2) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (1) above, the number of shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

          (3) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of shares issuable upon exercise of each Warrant to be mailed to the Holders, at their last addresses appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section (f), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

          (4) In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsection (1) above.

          (5) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

     (g)  Officer's Certificate.  Whenever the Exercise Price shall be adjusted
          ---------------------
as required by the provisions of Section (f), the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant executed and delivered pursuant to Section (a) and the Company shall forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

     (h)  Notices to Warrant Holders.  So long as this Warrant shall be
          --------------------------
outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the

Company shall offer to all the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (iii) if the capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale of all or substantially all of the property and assets of the Company to another corporation or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the holder, at least ten days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, sale, dissolution, liquidation or winding up is to take place and date, if any is to be fixed, as of which the holders of the Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up. Notwithstanding the above, the failure to give such notice shall not affect the validity of any transaction for which the notice was required to be given.

     (i) Reclassification, Reorganization or Merger.  In case of any
         ------------------------------------------
reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation, other than a merger with a subsidiary, in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant, or in case of any sale to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger or sale by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change consolidation, merger or sale. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers or sales. In the event that in connection with any such capital reorganization any shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (f) hereof.

     (j)  The Restrictive Period.
          ----------------------

          (1) The Holder of this Warrant agrees that during the Restrictive Period (as defined on the cover page hereof), upon any offer, sale or transfer of the Securities (or any interest therein), that the Holder, or any successor, or any Professional (as defined in Section (j) (3) hereof) (except for sales of any securities registered under the Act or otherwise exempt from such registration), (A) will not sell to a U.S. person or on account of or for the benefit of a U.S. person or any one believed to be a U.S. person, (B) will not engage in any efforts to sell the Securities in the United States, (C) will, at the time the buy order or transfer is originated, believe, after reasonable investigation, that the buyer or transferee is outside the United States, and
(D) will send to a "professional" acting as agent or principal, a confirmation or other notice stating that the professional is subject to the same restrictions on transfer to U.S. persons or for the account of U.S. persons during the Restrictive Period as provided for herein. The Company will not honor or register, and will not be obligated to honor or register, any transfer or exercise in violation of any of the provisions herein.

          (2) For purposes hereof, a "U.S. person" shall have the meaning set forth in Rule 902(o) of Regulation S under the Act, which includes, without limitation, generally any natural person, resident of the United States, any partnership or corporation organized or incorporated under the laws of the United States; any estate of which any executor or administrator is a U.S. person; any trust of which any trustee is a U.S. person; any agency or branch of a foreign entity located in the United States; any nondiscretionary account or similar account, (other than estate or trust) held by a dealer or other fiduciary for the benefit or account of the U.S. person; any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or, (if an individual) resident of the United States; and any partnership or corporation if organized or incorporated under the laws of any foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized and incorporated and owned by "accredited investors," as defined under Rule 501(a) under the Act, who are natural persons, estates or trust.

          (3) A "Professional" is a "distributor" as defined in Rule 902(c) of Regulation S under the Act (generally any underwriter, or other person, who participates, pursuant to a contractual arrangement, in the distribution of the Securities); a dealer as defined in Section 2(12) of the U.S. Securities Act of 1933 (encompassing those who engage in the business of trading or dealing in securities as agent, broker or principal); or a person receiving a selling concession, fee or other enumeration in respect of the securities sold.

          (k) Non-U.S. Person.  The Holder represents to the Company that the
              ----------------
Holder is not a "U.S. person" (as defined above) and the Holder is not acquiring the Securities for a U.S. person and the Holder is physically located outside the United States.

          (l) Taxes.  The Company shall pay all transfer taxes arising from the
              -----
issuance to Holder of this Warrant and the issuance to Holder of Warrant Shares upon the exercise of this Warrant.

          (m) Notices.  All notices relating to this Warrant shall be in writing
              -------
and delivered against receipt or sent by registered mail. All notices to the Company shall be addressed to its principal office in Dallas County, Texas. All notices to the Holder of this Warrant shall be to the last known address of the Holder as shown on records of the Company. Each notice under this Warrant shall be deemed to have been effectively given when delivered against receipt to the proper address.

          (n) Modification.  The terms and provisions of this Warrant cannot be
              ------------
changed or modified in any way except by an instrument in writing and signed by the parties.

          (o) Benefits of Warrant.  This Warrant shall inure to the benefit of
              --------------------
and be binding upon each and any successor of the Company and the successors of the Holder.

          (p) Applicable Law.  This Warrant shall be governed by and construed
              --------------
in accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by the Undersigned, each being duly authorized, as of the date below.

ATTEST:                         POLYPHASE CORPORATION

                                a Nevada corporation


                                By:
                                   ----------------------------------

               Secretary        Paul A Tanner, Chairman and
                                Chief Executive Officer


Dated:  September ___, 1997


ADDRESS OF HOLDER:              HOLDER:

c/o Finbar F. Dempsey           BLACK SEA INVESTMENTS, LTD.,
Cockburn House                       a Turks and Caicos Islands Corporation
Cockburn Town, Grand Turk
                                By:
                                   ----------------------------------------
                    (Fax)          Name:
                    -----               -----------------------------------
                                   Title:
                                         ----------------------------------

                         FORM OF ELECTION TO PURCHASE

                   (To be executed upon exercise of Warrant)


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase _______ Warrant Shares and herewith [_] tenders payment for such Warrant Shares to the order of the Company in the amount of $________ in accordance with the terms hereof, or [_] elects to receive Warrant Shares equal to the value of this Warrant and gives notice of net exercise pursuant to Section (a) of the Warrant. The undersigned requests that a certificate for such Warrant Shares be registered in the name of _________ whose address is ______________ and that such certificate be delivered to __________________ whose address is ______________________. If said number of
Warrant Shares is less than all of the Warrant Shares purchased hereunder, the undersigned requests that a new Warrant be registered in the name of __________________ whose address is ________________________ and that such
Warrant is to be delivered to _______________________ whose address is
______________________.



          Signature:
                    ----------------------------------
          (Signature must conform in all respects to name as specified on the face of the Warrant)

Date:
     ---------------------

                                 ASSIGNMENT FORM


     FOR VALUE RECEIVED,                                  hereby sells, assigns
                         --------------------------------
and transfers unto

Name


--------------------------------------------------------------------------------
                 (Please typewrite or print in block letters)


Address


--------------------------------------------------------------------------------

the right to purchase Common Stock represented by this Warrant to the extent of ______________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ______________________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date                         Signature
    ---------------------

-------------------------

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